ALIGHT SERIES TRUST
Supplement dated August 29, 2023,
to the Prospectus dated April 28, 2023,
for the Alight Money Market Fund
The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information.
The following replaces information in the “FEES AND EXPENSES” section on page 1 of the Trust’s Prospectus.
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.10%
Distribution (12b‑1) Fees	None
Other Expenses	0.77%
Total Annual Fund Operating Expenses	0.87%
Fee Waiver/Expense Reimbursement[3,4]	(0.03)%
Total Annual Fund Operating Expenses (after Fee Waiver/Expense Reimbursement) [5]	0.84%

1     The fees and expenses shown in the table above and the example that follows include the expenses of both the Fund and Treasury Money Market Master Portfolio (the “Portfolio”), a series of the Master Investment Portfolio (“MIP”), into which the Fund invests.
2    The Management Fee disclosed is the investment advisory fee payable to BlackRock Fund Advisors (“BFA”), the investment adviser to the Portfolio.
3     BFA has contractually agreed to waive 0.03% of its management fees for MIP. This arrangement is in effect through the close of business on June 30, 2024 and neither BFA nor MIP can discontinue the agreement prior to July 1, 2024 without the consent of the board of trustees of MIP (the “MIP Board”).
4     Alight Solutions, LLC (“Alight”), the Fund’s administrator, has agreed to waive or absorb ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses of the Fund) in an amount equal to the greater of (a) the amount by which the ordinary operating expenses exceed the aggregate per annum rate of 0.85% of the Fund’s average daily net assets attributable to the Fund or (b) an amount sufficient to ensure that the seven day yield of the Fund does not fall below 0%. Under this arrangement, the fees waived and expenses incurred by Alight are subject to recoupment from the Fund up to three years from the date the fees were waived or the expenses were incurred, but the Fund will not pay any recoupment to Alight if doing so would cause the Fund’s total ordinary operating expenses to exceed the lesser of the expense cap currently in effect or the expense cap in effect at the time the fees and/or expenses subject to recoupment were waived and/or borne by Alight. This arrangement will remain in effect unless and until the Board of Trustees of the Trust (the “Board of Trustees”) approves its termination. During the Fund’s most recent fiscal year, Alight did not recoup any waived fees or incurred expenses pursuant to this arrangement.
5     The “Total Annual Fund Operating Expenses (after Fee Waiver/Expense Reimbursement)” shown above differs from the “Ratios to Average Net Assets - Total expenses” shown in the Financial Highlights because the amount shown above does not reflect the fees waived and expenses incurred by Alight. After giving effect to such waivers, the Fund’s “Ratios to Average Net Assets - Total expenses” for the fiscal year ended December 31, 2022, as shown in the Financial Highlights, was 0.60%.

Example.    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses (after Fee Waiver/Expense Reimbursement) for the first year and are equal to the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$86	$275	$479	$1,070
Please Retain This Supplement for Future Reference.